Exhibit 4.1 Specimen Common Stock Certificate

FRONT SIDE OF CERTIFICATE

  COMMON STOCK                                                   COMMON STOCK
  No Par Value
                                       (Company Logo)
                                        ADA-ES, INC.
                    Incorporated Under the Laws of the State of Colorado
                        50,000,000 AUTHORIZED SHARES OF COMMON STOCK
  Certificate                                                     Shares
    Number                                                       **______**
  __________
                                                          CUSIP 005208 10 3
                                        See Reverse for certain Definitions

              This is to Certify that   _______________________
              is the Owner of           _______________________

     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE OF

ADA-ES, INC.(hereinafter called the "Company"), transferable only on the books of the Company by the holder hereof in person or by authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Amended and Restated Articles of Incorporation, as amended, and the Amended and Restated Bylaws, as amended of the Company (copies of which are on file in the office of the Company and with the Transfer Agent),to all of which each holder, by acceptance hereof, assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.


                                                Dated: ______________________
/s/ Michael D. Durham
President & CEO             (facsimile Corporate Seal)

                                                COUNTERSIGNED AND REGISTERED:
                                                COMPUTERSHARE TRUST CO., INC.
                                               (DENVER)
                                                TRANSFER AGENT AND REGISTRAR,

/s/ Mark H. McKinnies                           By___________________________
Secretary                                           AUTHORIZED SIGNATURE



REVERSE SIDE OF CERTIFICATE

                                    ADA-ES.INC.

The corporation will furnish to the shareholder, on request in writing and without charge, information concerning the designations, preferences, limitations, and relative rights applicable to each class, the variations in preferences, limitations, and rights determined for each series, and the authority of the Board of Directors to determine variations for future classes or series.

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common         UNIF GIFT MIN ACT -....Custodian.....
                                                            (Cust) (Minor)
TEN ENT - as tenants by the entireties   under Uniform Gifts to Minors Act
                                                                      (State)
JT TEN - as joint tenants with right  UNIF TRF MIN ACT...Custodian(until age)
         of survivorship and not as                  (Cust)    (Minor)
         tenants in common.             Under the uniform Transfers to Minors
                                        Act.....
                                         (State)

Additional abbreviations may also be used though not in the above list.
=============================================================================


For Value Received, _______________________________________ hereby sell, assign and transfer unto

Please insert Social Security or other identifying number of assignee _________________________________

_____________________________________________________________________________
(Please print or typewrite name and address, including zip code of assignee) _____________________________________________________________________ Shares
of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint__________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.


Dated ____________________20__      Signature_______________________________



Signature(s) Guaranteed:            Signature______________________________

By:__________________________            NOTICE: The signature(s) to this
The signature should be guaranteed       assignment must correspond with the
By an eligible Guarantor institution     name as written upon the face of the
(Banks, Stockbrokers, Savings and        certificate in every particular,
Loan Associations and Credit Unions)     without alteration or enlargement or
With membership in an approved           any change whatsoever.
signature guarantee Medallion Program),
pursuant to S.E.C. Rule 17Ad-15.